EXHIBIT 10.2

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”) dated November 30, 2006, is by and among URBAN OUTFITTERS, INC., a Pennsylvania corporation (“Urban”), and certain of its subsidiaries listed on Schedule 1 attached hereto (together with Urban, individually and collectively, the “Borrowers”); the Lenders party to the Credit Agreement defined below, WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (“Administrative Agent”).

BACKGROUND

A. Pursuant to that certain Amended and Restated Credit Agreement made as of the 23rd day of September, 2004, by and between Borrowers, the Lenders referred to therein and the Administrative Agent, as amended by Letter Agreement Concerning Amended and Restated Note dated May 18, 2005 (as amended hereby and as may be further amended, restated or modified from time to time, the “Credit Agreement”) Lenders agreed, inter alia, to fund the Borrowers’ working capital (including capital expenditures), to support the issuance of documentary and standby Letters of Credit and to finance the general corporate purposes of the Borrowers.

B. Borrowers have requested: (i) to increase Capital Expenditure Payments provided for under the Credit Agreement and (ii) to amend the Schedules to the Credit Agreement that list the “Subsidiaries that are Borrowers” under the Credit Agreement.

C. Lenders and Administrative Agent have agreed to the foregoing requirements, each as set forth herein and subject to the terms and conditions hereof.

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

1. Definitions.

(a) General Rule. Except as expressly set forth herein, all capitalized terms used and defined herein have the respective meanings ascribed thereto in the Credit Agreement.

(b) Additional Definitions. The following additional definitions are added to Section 1.1 of the Credit Agreement to read in their entirety as follows:

“First Amendment” means First Amendment to Amended and Restated Credit Agreement by and among Borrowers, Lenders and Administrative Agent dated November 30, 2006.

“First Amendment Effective Date” means the date on which the conditions set forth in Section 5 of the First Amendment have been satisfied.

2. Replacement of Schedule 1 (Subsidiaries that are Borrowers). Schedule 1 to the Credit Agreement is hereby amended and restated in its entirely as set forth on Schedule 1 hereto, to reflect the removal of certain Subsidiaries as Borrowers under the Credit Agreement.

3. Modification of Section 10.13 of the Credit Agreement (Capital Expenditures.) Section 10.13 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“Section 10.13 Capital Expenditures. Make Capital Expenditure Payments exceeding $160,000,000 in the aggregate in the Fiscal Year ending January 31, 2007 and for Fiscal Years ending after January 31, 2007 as set forth on Schedule 10.13 hereto.”

4. Representations and Warranties. Borrowers hereby represent and warrant to Lenders, as to themselves and their Subsidiaries, as follows:

(a) Representations. As of the First Amendment Effective Date and after giving effect thereto, the Borrowers represent and warrant as follows: (i) the representations and warranties set forth in Article VI of the Credit Agreement are true and correct in all material respects, except for any representation or warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date; (ii) there is no Event of Default or Default under the Credit Agreement, as amended hereby, which has not been cured or waived; and (iii) no Borrower is aware of any Material Adverse Effect.

(b) Power and Authority. Each Borrower has the power and authority under the laws of its jurisdiction of formation and under its respective formation documents to enter into and perform this First Amendment and the other documents and agreements required hereunder (collectively, the “First Amendment Documents”); all necessary actions (corporate or otherwise) for the execution and performance by each Borrower of the Amendment Documents have been taken; and each of the First Amendment Documents and the Credit Agreement, as amended, constitute the valid and binding obligations of Borrowers, enforceable in accordance with its respective terms.

(c) No Violations of Law or Agreements. The execution and performance of the First Amendment Documents by Borrowers and Guarantors will not: (i) violate any provisions of any law or regulation, federal, state, local, or foreign, or any formation document of any Borrower or (ii) result in any breach or violation of, or constitute a default or require the obtaining of any consent under, any material agreement or instrument by which any Borrower or its property may be bound.

5. Conditions to Effectiveness of Amendment. This First Amendment shall be effective upon the date of Administrative Agent’s receipt of the following documents, each in form and substance reasonably satisfactory to Administrative Agent:

(a) First Amendment. This First Amendment duly executed by Urban, Lenders and Administrative Agent; provided that, Urban must obtain counterpart signatures from the other Borrowers set forth on Schedule 1 hereto and the Guarantors within thirty (30) days after the First Amendment Effective Date.

(b) Other Documents. Such additional documents as Administrative Agent may reasonably request.

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6. Affirmations. Borrowers hereby: (i) affirm all the provisions of the Credit Agreement, as amended by this First Amendment and (ii) agree that the terms and conditions of the Credit Agreement shall continue in full force and effect, as amended hereby.

7. Miscellaneous.

(a) Borrowers agree to pay or reimburse Administrative Agent for all reasonable fees and expenses (including without limitation reasonable fees and expenses of counsel) incurred by Administrative Agent in connection with the preparation, execution and delivery of this First Amendment.

(b) This First Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to conflicts of law or choice of law principles.

(c) This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement.

(d) Except as expressly set forth herein, the execution, delivery and performance of this First Amendment shall not operate as a waiver of any right, power or remedy of Administrative Agent, any Issuing Lender, or Lenders under the Credit Agreement and the agreements and documents executed in connection therewith or constitute a waiver of any provision thereof.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the undersigned have executed this First Amendment the day and year first above written.

[CORPORATE SEAL]	Borrowers: URBAN OUTFITTERS, INC., as a Borrower

	By:	/s/ Richard A. Hayne
Name: Richard A. Hayne Title: President

[CORPORATE SEAL]	UO FENWICK, INC., as a Borrower

	By:	/s/ John E. Kyees
Name: John E. Kyees Title: Chief Financial Officer

[CORPORATE SEAL]	[CORPORATE SEAL] URBAN OUTFITTERS (DELAWARE), INC., as a Borrower

	By:	/s/ John E. Kyees
Name: John E. Kyees Title: Chief Financial Officer

(Signature Page to First Amendment)

[CORPORATE SEAL]	URBAN OUTFITTERS UK LIMITED, as a Borrower

	By:	/s/ Richard A. Hayne
Name: Richard A. Hayne Title: Director

	By:	/s/ John E. Kyees
Name: John E. Kyees Title: Director

[CORPORATE SEAL]	URBAN OUTFITTERS IRELAND LIMITED, as a Borrower

	By:	/s/ Richard A. Hayne
Name: Richard A. Hayne Title: Director

	By:	/s/ John E. Kyees
Name: John E. Kyees Title: Director

Lender: WACHOVIA BANK, NATIONAL ASSOCIATION (f/k/a FIRST UNION NATIONAL BANK,) as a Lender, Issuing and as Administrative Agent

By:	/s/ Stephen Dorosh
Name: Stephen Dorosh Title: Vice President

(Signature Page to First Amendment)

SCHEDULE 1

Subsidiaries that are Borrowers

UO Fenwick, Inc., a Delaware corporation

Urban Outfitters (Delaware), Inc., a Delaware corporation

Urban Outfitters UK Limited, a corporation formed under the laws of England and Wales

Urban Outfitters Ireland Limited, a corporation formed under the laws of the Republic of Ireland

SCHEDULE 10.13

Capital Expenditure Table

NONE